Subsequent Events	12 Months Ended
Dec. 31, 2018
Subsequent Events [Abstract]
Subsequent Events
Subsequent Events
Investment in Scorpio Tankers Inc.

On January 18, 2019, Scorpio Tankers effected a one-for-ten reverse stock split and as such the Company now owns approximately 5.4 million common shares of Scorpio Tankers.

Dividend

On January 25, 2019, the Company’s Board of Directors declared a quarterly cash dividend of $0.02 per share, payable on or about March 15, 2019, to all shareholders of record as of February 15, 2019.

Share Repurchase Program

On January 25, 2019, the Company’s Board of Directors authorized a new share repurchase program to purchase up to an aggregate of $50.0 million of the Company’s common shares. This new share repurchase program replaced the Company’s previous share repurchase program that was authorized in October 2018 and that was terminated in conjunction with the authorization of the new share repurchase program. The specific timing and amounts of the repurchases will be in the sole discretion of management and may vary based on market conditions and other factors. The Company is not obligated under the terms of the program to repurchase any of its common shares. The authorization has no expiration date.

$21.4 Million Lease Financing - SBI Samba

In February 2019, the Company entered into a financing transaction with an unaffiliated third party involving the sale and leaseback of the SBI Samba, a 2015 Japanese built Kamsarmax vessel, for a consideration of $21.4 million. As part of the transaction, the Company will make payments of $6,850 per day under a five-year bareboat charter agreement with the buyer. The transaction also provides the Company with the option to repurchase the vessel beginning on the third anniversary of the sale until the end of the bareboat charter agreement.

Vessel Sales
In March 2019, the Company entered into agreements with unaffiliated third parties to sell the SBI Electra and SBI Flamenco, two 2015 Chinese built Kamsarmax vessels, for approximately $48.0 million in aggregate. Delivery of the vessels is estimated to take place in the second quarter of 2019. The Company expects to take a charge of approximately $8.0 million, including the write off of deferred finance charges costs, in the first quarter of 2019.

CMBFL Lease Financing

In March 2019, the Company agreed to sell and leaseback three Ultramax vessels (SBI Pegasus, SBI Subaru and SBI Ursa) and four Kamsarmax vessels (SBI Lambada, SBI Macarena, SBI Carioca and SBI Capoeira) to CMB Financial Leasing Co., Ltd. As part of the agreements, the Company will bareboat charter-in the vessels for a period of seven years . In addition, the Company has purchase options beginning after the end of the third year of each agreement.  There is also a purchase option for each vessel upon the expiration of each agreement.